EXHIBIT 21

CATERPILLAR INC.

Subsidiaries and Affiliated Companies

(as of December 31, 2011)

Subsidiaries (51% or more ownership)

Name of Company	Where Organized
Acefun S.A. de C.V.	Mexico
Aceros Fundidos Internacionales LLC	Delaware
Aceros Fundidos Internacionales S. de R.L. de C.V.	Mexico
Adex Zonex Pte. Ltd.	Singapore
Anchor Coupling Inc.	Delaware
Ankexin Ex Consulting (Beijing) Co., Ltd.	China
Asia Power Systems (Tianjin) Ltd.	China
AsiaTrak (Tianjin) Ltd.	China
AsiaTrak (Xuzhou) Ltd.	China
Banco Caterpillar S.A.	Brazil
BI Hong Kong AFC Manufacturing Co. Limited	Hong Kong
Booneville Mining Services LLC	Delaware
Broadland Radiators and Heat Exchangers Limited	Hong Kong
Bucyrus (Brasil) Ltda.	Brazil
Bucyrus (Huainan) Machinery Co., Ltd.	China
Bucyrus (Langfang) Machinery Co., Ltd.	China
Bucyrus Africa Underground (Proprietary) Limited	South Africa
Bucyrus Australia Surface Pty. Ltd.	Australia
Bucyrus Australia Underground Holdings Pty Ltd	Australia
Bucyrus Australia Underground LAD Proprietary Limited	Australia
Bucyrus Australia Underground Proprietary Limited	Australia
Bucyrus Botswana (Proprietary) Limited	Botswana
Bucyrus Canada Acquisition, Ltd.	Canada
Bucyrus Central Asia LLC	Mongolia
Bucyrus Colombia S.A.S.	Columbia
Bucyrus Czech Republic, a.s.	Czech Republic
Bucyrus Equipamentos de Mineracao Ltda.	Brazil
Bucyrus Equipment LLC	Delaware
Bucyrus Europe GmbH	Germany
Bucyrus Europe Holdings, Ltd.	England and Wales
Bucyrus Europe Limited	England and Wales
Bucyrus Germany Holdings GmbH	Germany
Bucyrus HEX GmbH	Germany
Bucyrus Holdings GmbH	Germany
Bucyrus India Private Limited	India
Bucyrus Industries LLC	Delaware
Bucyrus International (Chile) Limitada	Chile
Bucyrus International (Peru) S.A.	Peru
Bucyrus International Hong Kong Limited	Hong Kong
Bucyrus Mexico S. de R.L. de C.V.	Mexico
Bucyrus Mining Australia Pty. Ltd.	Australia
Bucyrus Mining China LLC	Delaware
Bucyrus MT LLC	Delaware
Bucyrus Polska Sp. z.o.o.	Poland

Bucyrus Services Mexico S. de R.L. de C.V.	Mexico
Bucyrus UK Limited	England and Wales
Bucyrus Wisconsin Property, LLC	Delaware
BWC Gear LLC	Delaware
BWP Gear LLC	Delaware
Cat Rental Kyushu Ltd.	Japan
Caterpillar (Africa) (Proprietary) Limited	South Africa
Caterpillar (Bermuda) Holding Company	Bermuda
Caterpillar (China) Financial Leasing Co., Ltd.	China
Caterpillar (China) Investment Co., Ltd.	China
Caterpillar (China) Machinery Components Co., Ltd.	China
Caterpillar (HK) Limited	Hong Kong
Caterpillar (Luxembourg) Investment Co. SA	Luxembourg
Caterpillar (Shanghai) Trading Co., Ltd.	China
Caterpillar (Suzhou) Co., Ltd.	China
Caterpillar (Suzhou) Logistics Co., Ltd.	China
Caterpillar (Thailand) Limited	Thailand
Caterpillar (U.K.) Limited	England
Caterpillar (Wujiang) Ltd.	China
Caterpillar (Xuzhou) Design Center Ltd.	China
Caterpillar Acquisition Holding Corp.	Delaware
Caterpillar Americas C.V.	Netherlands
Caterpillar Americas Co.	Delaware
Caterpillar Americas Funding Inc.	Delaware
Caterpillar Americas Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Americas Services Co.	Delaware
Caterpillar Asia Limited	Hong Kong
Caterpillar Asia Pacific L.P.	Bermuda
Caterpillar Asia Pte. Ltd.	Singapore
Caterpillar Belgium S. A.	Belgium
Caterpillar Brasil Comercio de Maquinas e Pecas Ltda.	Brazil
Caterpillar Brasil Ltda.	Brazil
Caterpillar Brazil LLC	Delaware
Caterpillar Centro de Formacion, S.L.	Spain
Caterpillar China Limited	Hong Kong
Caterpillar CMC, LLC	Delaware
Caterpillar Commercial Australia Pty. Ltd.	Australia
Caterpillar Commercial Holding S.A.R.L.	Switzerland
Caterpillar Commercial LLC	Delaware
Caterpillar Commercial Northern Europe Limited	England and Wales
Caterpillar Commercial S.A.	Belgium
Caterpillar Commercial S.A.R.L.	France
Caterpillar Commercial Services S.A.R.L.	France
Caterpillar Commerciale S.r.L.	Italy
Caterpillar Communications LLC	Delaware
Caterpillar Corporativo Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Credito, S.A. de C.V., Sociedad Financiera de Objecto Multiple, E.N.R.	Mexico
Caterpillar DC Pension Trust	England and Wales
Caterpillar Distribution International LLC	Russia
Caterpillar Distribution Mexico S. de R.L. de C.V.	Mexico
Caterpillar Distribution Services Europe B.V.B.A.	Belgium

Caterpillar East Japan Ltd.	Japan
Caterpillar East Real Estate Holding Ltd.	Japan
Caterpillar Elkader LLC	Delaware
Caterpillar Engine Systems Inc.	Delaware
Caterpillar Equipos Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Eurasia LLC	Russia
Caterpillar Finance Corporation	Japan
Caterpillar Finance France S.A.	France
Caterpillar Financial Acquisition Funding LLC	Delaware
Caterpillar Financial Australia Limited	Australia
Caterpillar Financial Commercial Account Corporation	Nevada
Caterpillar Financial Corporacion Financiera, S.A., E.F.C.	Spain
Caterpillar Financial Dealer Funding LLC	Delaware
Caterpillar Financial Funding Corporation	Nevada
Caterpillar Financial Member Company	Delaware
Caterpillar Financial New Zealand Limited	New Zealand
Caterpillar Financial Nordic Services AB	Sweden
Caterpillar Financial Nova Scotia Corporation	Nova Scotia
Caterpillar Financial OOO	Russia
Caterpillar Financial Receivables Corporation	Nevada
Caterpillar Financial Renting, S.A.	Spain
Caterpillar Financial SARL	Switzerland
Caterpillar Financial Services (Dubai) Limited	United Arab Emirates
Caterpillar Financial Services (Ireland) plc	Ireland
Caterpillar Financial Services (UK) Limited	England
Caterpillar Financial Services Argentina S.A.	Argentina
Caterpillar Financial Services Asia Pte. Ltd.	Singapore
Caterpillar Financial Services Belgium S.P.R.L.	Belgium
Caterpillar Financial Services Corporation	Delaware
Caterpillar Financial Services CR, s.r.o.	Czech Republic
Caterpillar Financial Services GmbH	Germany
Caterpillar Financial Services Korea, Ltd.	Korea
Caterpillar Financial Services Limited Les Services Financiers Caterpillar Limitee	Canada
Caterpillar Financial Services Malaysia Sdn Bhd	Malaysia
Caterpillar Financial Services Netherlands B.V.	Netherlands
Caterpillar Financial Services Norway AS	Norway
Caterpillar Financial Services Philippines Inc.	Philippines
Caterpillar Financial Services Poland Sp. z o.o.	Poland
Caterpillar Financial UK Acquisition Funding Partners	England and Wales
Caterpillar Financial Ukraine LLC	Ukraine
Caterpillar Finansal Kiralama Anomim Sirketi	Turkey
Caterpillar Fomento Comercial Ltda.	Brazil
Caterpillar Forest Products Inc.	Delaware
Caterpillar France S.A.S.	France
Caterpillar GB, L.L.C.	Delaware
Caterpillar Global Mining America LLC	Delaware
Caterpillar Global Mining Equipment LLC	Delaware
Caterpillar Global Mining Field Services LLC	Delaware
Caterpillar Global Mining Highwall Miners LLC	Delaware
Caterpillar Global Mining LLC	Delaware
Caterpillar Global Mining Mexico LLC	Delaware

Caterpillar Global Mining Pty. Ltd.	Australia
Caterpillar Global Mining Virginia LLC	Virginia
Caterpillar Global Services LLC	Delaware
Caterpillar Group Services S.A.	Belgium
Caterpillar Holding (France) S.A.S.	France
Caterpillar Holding Germany GmbH	Germany
Caterpillar Holding Ltd.	Bermuda
Caterpillar Hungary Components Manufacturing Ltd.	Hungary
Caterpillar Hydraulics Italia S.r.l.	Italy
Caterpillar Impact Products Limited	England and Wales
Caterpillar India Private Limited	India
Caterpillar Insurance Co. Ltd.	Bermuda
Caterpillar Insurance Company	Missouri
Caterpillar Insurance Holdings Inc.	Delaware
Caterpillar Insurance Services Corporation	Tennessee
Caterpillar International Finance Limited	Ireland
Caterpillar International Finance Luxembourg, S.a.r.l.	Luxembourg
Caterpillar International Investments Coöperatie U.A.	Netherlands
Caterpillar International Ltd.	Bermuda
Caterpillar International Product SARL	Switzerland
Caterpillar International Services Corporation	Nevada
Caterpillar International Services del Peru S.A.	Peru
Caterpillar Investment Limited	Germany
Caterpillar Investment One SARL	Switzerland
Caterpillar Investment Two SARL	Switzerland
Caterpillar Investment Verwaltungs GmbH	Germany
Caterpillar Investments	England and Wales
Caterpillar IPX LLC	Delaware
Caterpillar IRB LLC	Delaware
Caterpillar Japan Akashi General Services Ltd.	Japan
Caterpillar Japan Ltd.	Japan
Caterpillar Japan Sagami General Services Ltd.	Japan
Caterpillar Japan System Services Ltd.	Japan
Caterpillar Latin America Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Latin America Services de Panama, S. de R.L.	Panama
Caterpillar Latin America Services, S.R.L.	Costa Rica
Caterpillar Latin America Servicios de Chile Limitada	Chile
Caterpillar Latin America Support Services, S. DE R.L.	Panama
Caterpillar Leasing (Thailand) Limited	Thailand
Caterpillar Leasing Chile, S.A.	Chile
Caterpillar Leasing GmbH (Leipzig)	Germany
Caterpillar Leasing Operativo Limitada	Chile
Caterpillar Life Insurance Company	Missouri
Caterpillar Logistics (UK) Limited	England and Wales
Caterpillar Logistics (Shanghai) Co. Ltd.	China
Caterpillar Logistics Administrative Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics France S.A.S.	France
Caterpillar Logistics Inc.	Delaware
Caterpillar Logistics ML Services France S.A.S.	France
Caterpillar Logistics Services (France) S.A.R.L.	France
Caterpillar Logistics Services (Tianjin) Ltd.	China

Caterpillar Logistics Services (UK) Limited	England and Wales
Caterpillar Logistics Services Australia Pty Ltd	Australia
Caterpillar Logistics Services Canada Ltd.	Canada
Caterpillar Logistics Services China Limited	China
Caterpillar Logistics Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics Services Egypt LLC	Egypt
Caterpillar Logistics Services Germany GmbH	Germany
Caterpillar Logistics Services India Private Limited	India
Caterpillar Logistics Services International LLC	Russia
Caterpillar Logistics Services International N.V.	Belgium
Caterpillar Logistics Services LLC	Delaware
Caterpillar Logistics Services Polska Sp. z o.o.	Poland
Caterpillar Logistics Services South Africa (Pty) Ltd.	South Africa
Caterpillar Logistics Services Spain, S.A.	Spain
Caterpillar Logistics Supply Chain Services GmbH	Germany
Caterpillar Logistics Supply Chain Services Italia S.r.l.	Italy
Caterpillar Logistics Supply Chain Services Limited Liability Company	Hungary
Caterpillar Luxembourg Group S.a.r.l.	Luxembourg
Caterpillar Luxembourg LLC	Delaware
Caterpillar Luxembourg S.a.r.l.	Luxembourg
Caterpillar Marine Asia Pacific Pte. Ltd.	Singapore
Caterpillar Marine Power UK Limited	England and Wales
Caterpillar Marine Trading (Shanghai) Co., Ltd.	China
Caterpillar Maroc SARL	Morocco
Caterpillar Materiels Routiers SAS	France
Caterpillar Mexico, S.A. de C.V.	Mexico
Caterpillar Mining Canada ULC	Canada
Caterpillar Mining Chile Servicios Limitada	Chile
Caterpillar Motoren (Guangdong) Co. Ltd.	China
Caterpillar Motoren GmbH & Co. KG	Germany
Caterpillar Motoren Henstedt-Ulzburg GmbH	Germany
Caterpillar Motoren Rostock GmbH	Germany
Caterpillar Motoren Verwaltungs-GmbH	Germany
Caterpillar North America C.V.	Netherlands
Caterpillar NZ Funding Parent Limited	Netherlands
Caterpillar of Australia Pty. Ltd.	Australia
Caterpillar of Canada Corporation	Canada
Caterpillar of Delaware, Inc.	Delaware
Caterpillar Operator Training Ltd.	Japan
Caterpillar Overseas Credit Corporation SARL	Switzerland
Caterpillar Overseas Investment Holding SARL	Switzerland
Caterpillar Overseas SARL	Switzerland
Caterpillar Panama Services S.A.	Panama
Caterpillar Paving Products Inc.	Oklahoma
Caterpillar Paving Products Xuzhou Ltd.	China
Caterpillar Pension Trust Limited	England and Wales
Caterpillar Poland Sp. z o.o.	Poland
Caterpillar Power Generations Systems (Chile) SpA	Chile
Caterpillar Power Generations Systems L.L.C.	Delaware
Caterpillar Power Systems Inc.	Delaware
Caterpillar Power Systems y Compañia Limitada	Nicaragua

Caterpillar Power Ventures Corporation	Delaware
Caterpillar Power Ventures Europe B.V.	Netherlands
Caterpillar Power Ventures International, Ltd.	Bermuda
Caterpillar Precision Seals Korea	Korea
Caterpillar Prodotti Stradali S.r.l.	Italy
Caterpillar Product Development SARL	Switzerland
Caterpillar Product Services Corporation	Missouri
Caterpillar R&D Center (China) Co., Ltd.	China
Caterpillar Reman Powertrain Indiana LLC	Delaware
Caterpillar Reman Powertrain Services, Inc.	South Carolina
Caterpillar Remanufacturing Drivetrain LLC	Delaware
Caterpillar Remanufacturing Services (Shanghai) Co., Ltd.	China
Caterpillar Remanufacturing Services Chaumont France	France
Caterpillar Remanufacturing Services Radom Poland	Poland
Caterpillar Renting France S.A.S.	France
Caterpillar Sales Inc.	Delaware
Caterpillar SARL	Switzerland
Caterpillar Services Limited	Delaware
Caterpillar Servicios Limitada	Chile
Caterpillar Servicios Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Servizi Italia Srl	Italy
Caterpillar Shrewsbury Limited	England and Wales
Caterpillar Sistemas De Geracao De Energia Do Brasil Ltda.	Brazil
Caterpillar Skinningrove Limited	England and Wales
Caterpillar Solution Engineering Ltd.	Japan
Caterpillar Special Services Belgium S.P.R.L.	Belgium
Caterpillar Switchgear Holding Inc.	Georgia
Caterpillar Tianjin Ltd.	China
Caterpillar Torreon S. de R.L. de C.V.	Mexico
Caterpillar Tosno, L.L.C.	Russia
Caterpillar Transmissions France S.A.R.L.	France
Caterpillar Tunnelling Canada Corporation	Canada
Caterpillar Tunnelling Canada Holdings Ltd.	Ontario
Caterpillar Tunnelling Europe Limited	England and Wales
Caterpillar UK Acquisition Partners LP	United Kingdom
Caterpillar UK Employee Trust Limited	England and Wales
Caterpillar UK Engines Company Limited	England and Wales
Caterpillar UK Group Limited	England and Wales
Caterpillar UK Holdings Limited	England and Wales
Caterpillar Underground Mining Pty. Ltd.	Australia
Caterpillar Used Equipment Services Inc.	Delaware
Caterpillar Used Equipment Services International SARL	Switzerland
Caterpillar West Japan Ltd.	Japan
Caterpillar West Real Estate Holding Ltd.	Japan
Caterpillar Work Tools B.V.	Netherlands
Caterpillar Work Tools, Inc.	Kansas
Caterpillar World Trading Corporation	Delaware
Caterpillar Xuzhou Ltd.	China
Caterpillar/SCB Investments LP	Delaware
Caterpillar/SCB Receivables Finance LP	Nevada
Centre de Distribution de Wallonie S.A.	Belgium

CFRC/CFMC Investments, LLC	Delaware
Chemetron-Railway Canada Corporation	Ontario
Chemetron-Railway Products, Inc.	Delaware
CleanAIR Systems, Inc	Mexico
DEUTZ Power Systems Verwaltungs GmbH	Germany
DPM Gesellschaft fur deutsch-polnischen Maschinenhandel und Leasing	Germany
EDC European Excavator Design Center Beteiligungs-GmbH	Germany
EDC European Excavator Design Center GmbH & Co. KG	Germany
EDC European Excavator Design Center Verwaltungs GmbH	Germany
Electro-Motive Canada Co.	Canada
Electro-Motive Company de Mexico S.A. de C.V.	Mexico
Electro-Motive Diesel and Locomotive Company (Proprietary) Limited	South Africa
Electro-Motive Diesel International Corp.	Delaware
Electro-Motive Diesel Limited	England and Wales
Electro-Motive Diesel, Inc.	Delaware
Electro-Motive Maintenance Operations Pty. Ltd.	Australia
Electro-Motive Technical Consulting Co. (Beijing) Ltd.	China
Elektrocieplawnia Starahowice Sp. z o.o.	Poland
EMC Holding Corp.	Delaware
EMD Europe GmbH	Germany
EMD International Holdings, Inc.	Delaware
EMD Locomotive Technologies Private Limited	India
Energy Services International Limited	Bermuda
Ensambladora Tecnologica de Mexico, S.A. de C.V.	Mexico
Equipment Assurance Limited	Cayman Islands
Equipos de Acuna SA de CV	Mexico
F.G. Wilson (Engineering) Limited	Northern Ireland
F.G. Wilson (USA) LLC	Delaware
F. Perkins Limited	England
Federal Financial Services LLC	Delaware
FG Wilson (Engineering) Limited	Northern Ireland
GB Holdco (China), Inc.	Delaware
GFCM Servicios, S.A. de C.V.	Mexico
Global Supply Chain Solutions Brasil Servicos De Logistica Ltda	Brazil
Halco America LLC	Georgia
Halco Drilling (Ireland) Limited	Northern Ireland
Halco Group Limited	England and Wales
Halco Holdings Limited	United Kingdom
Halco Rock Tools Limited	England and Wales
HSA Drilling Equipment (Pty) Limited	South Africa
Hypac (Tianjin) International Trading Company Limited	China
Hypac Holdings LLC	Delaware
Inmobiliaria Conek, S.A.	Mexico
Kentuckiana Railcar Repair & Storage Facility, LLC	Indiana
Locomotoras Progress Mexico, S. de R.L. de C.V.	Mexico
Magnum Power Products, LLC	Delaware
MaK Americas Inc.	Illinois
MaK Beteiligungs GmbH	Germany
Mec-Track S.r.l.	Italy
Metalmark Financial Services Limited	England
MGE Equipamentos e Servicos Ferroviarios Ltda.	Brazil

Motoren Steffens GmbH	Germany
MWM (Beijing) Co., Ltd.	China
MWM Asia Pacific Pte. Ltd.	Singapore
MWM Austria GmbH	Austria
MWM Benelux B.V.	Netherlands
MWM Canada Inc.	Canada
MWM Energy Australia Pty Ltd	Austalia
MWM Energy Espana, S.A.	Spain
MWM Energy Hungaria Kft.	Hungary
MWM France S.A.S.	France
MWM GmbH	Germany
MWM Holding GmbH	Germany
MWM Latin America Solucoes Energeticas Ltda.	Brazil
MWM of America, Inc.	Delaware
MWM Real Estate GmbH	Germany
Necoles Investments B.V.	Netherlands
O & K Australia Pty. Ltd.	Australia
O & K Orenstein & Koppel Limited	England and Wales
OOO Bucyrus Service	Russian Federation
OOO Bucyrus Ukraine	Ukraine
Overseas Rail Holdings, B.V.	Netherlands
P. T. Caterpillar Finance Indonesia	Indonesia
P.T. Solar Services Indonesia	Indonesia
Perkins Engines (Asia Pacific) Pte Ltd	Singapore
Perkins Engines Company Limited	England and Wales
Perkins Engines, Inc.	Maryland
Perkins France (S.A.S.)	France
Perkins Group Limited	England and Wales
Perkins Holdings Limited LLC	Delaware and England and Wales
Perkins India Private Limited	India
Perkins International Inc.	Delaware
Perkins Limited	England
Perkins Motoren GmbH	Germany
Perkins Motores do Brasil Ltda.	Brazil
Perkins Power Systems Technology (Wuxi) Co., Ltd.	China
Perkins Shibaura Engines (Wuxi) Co., Ltd.	China
Perkins Shibaura Engines Limited	England
Perkins Shibaura Engines LLC	Delaware
Perkins Technology Inc.	Delaware
Power Research Limited	England and Wales
Progress Metal Reclamation Company	Kentucky
Progress Rail Canada Corporation	Canada
Progress Rail Equipment Leasing Corporation	Michigan
Progress Rail Holdings, Inc.	Alabama
Progress Rail Inspection & Information Systems GmbH	Germany
Progress Rail Inspection & Information Systems S.r.l.	Italy
Progress Rail Leasing Canada Corporation	Canada
Progress Rail Leasing Corporation	Delaware
Progress Rail Manufacturing Corporation	Delaware

Progress Rail Raceland Corporation	Delaware
Progress Rail Services Corporation	Alabama
Progress Rail Services de Mexico S.A. de C.V.	Mexico
Progress Rail Services Holdings Corp.	Delaware
Progress Rail Services LLC	Delaware
Progress Rail Services UK Limited	England and Wales
Progress Rail Switching Services LLC	Delaware
Progress Rail TransCanada Corporation	Nova Scotia
Progress Rail Wildwood, LLC	Florida
Progress Vanguard Corporation	Delaware
PT. Bucyrus Indonesia	Indonesia
PT. Caterpillar Indonesia	Indonesia
Pyroban (Suzhou) Safety Systems Co., Ltd.	China
Pyroban Benelux B.V.	Netherlands
Pyroban Corporation	New Jersey
Pyroban Envirosafe B.V.	Netherlands
Pyroban Envirosafe Limited	England and Wales
Pyroban France SARL	France
Pyroban Group Limited	England and Wales
Pyroban Limited	England and Wales
Pyropress Engineering Company Limited (The)	England and Wales
Pyrrha Investments B.V.	Netherlands
Pyrrha Investments Limited	England and Wales
Qingzhou Aoweier Engineering Machinery Co., Ltd.	China
Railcar, Ltd.	Georgia
Rapisarda Industries Srl	Italy
S & L Railroad, LLC	Nebraska
SCM Singapore Holdings Pte. Ltd.	Singapore
Servicios Administrativos Progress S. de R.L. de C.V.	Mexico
Servicios de Turbinas Solar, S. de R.L. de C.V.	Mexico
Servicios Ejecutivos Progress S. de R.L. de C.V.	Mexico
Shandong SEM Machinery Co. Ltd.	China
Shanghai Supply Chain Solutions Co., Ltd.	China
Solar Turbines (Beijing) Trading & Services Co., Ltd.	China
Solar Turbines (Thailand) Ltd.	Thailand
Solar Turbines Canada Ltd./Ltee.	Canada
Solar Turbines Central Asia Limited Liability Partnership	Kazakhstan
Solar Turbines CIS Limited Liability Company	Russia
Solar Turbines EAME s.r.o.	Czech Republic
Solar Turbines Europe S.A.	Belgium
Solar Turbines Incorporated	Delaware
Solar Turbines India Private Limited	India
Solar Turbines International Company	Delaware
Solar Turbines Malaysia Sdn Bhd	Malaysia
Solar Turbines Services Company	California
Solar Turbines Services Nigeria Limited	Nigeria
Solar Turbines Services of Argentina S.R.L.	Argentina
Solar Turbines Trinidad & Tobago Limited	Trinidad and Tobago
SPL Software Alliance LLC	Delaware
Superior Highwall Holding LLC	Delaware
Superior Highwall Miners B.V.	Netherlands
Tangshan DBT Machinery Co., Ltd.	China

Tecnologia Modificada, S.A. de C.V.	Mexico
Tokyo Rental Ltd.	Japan
Turbinas Solar de Venezuela, C.A.	Venezuela
Turbinas Solar S.A. de C.V.	Mexico
Turbo Tecnologia de Reparaciones S.A. de C.V.	Mexico
Turbomach Endustriyel Gaz Turbinleri Sanayi Ve Ticaret Limited	Turkey
Turbomach France SARL	France
Turbomach GmbH	Germany
Turbomach Netherlands B.V.	Netherlands
Turbomach Pakistan (Private) Limited	Pakistan
Turbomach S.A., Unipersonal	Spain
Turbomach S.r.L.	Italy
Turbomach SA	Switzerland
Turbomach-Solar de Colombia S.A.	Columbia
Turbomach Sp. Z o.o.	Poland
Turner Powertrain Systems Limited	England and Wales
UK Hose Assembly Limited	England and Wales
Underground Imaging Technologies LLC	Delaware
United Industries Corporation	Kentucky
VALA (UK) LP	England and Wales
VALA Inc.	Delaware
VALA LLC	Delaware
Veratech Holding B.V.	Netherlands
West Virginia Auto Shredding Inc.	West Virginia
Western Gear Machinery LLC	Delaware
Wisconsin Holdings Pty. Ltd.	Australia
XPart Limited	United Kingdom
Zeit Comercia e Montagem de Equipamentos Ltda.	Brazil

Affiliated Companies (50% and less ownership)

Name of Company	Where Organized
10G LLC	Delaware
Advanced Filtration Services, Inc.	Delaware
Advanced Filtration Systems Inc.	Delaware
AFSI Europe s.r.o.	Czech Republic
Akoya, Inc.	Delaware
AP Operation & Maintenance Limited	Jersey
ARCH Development Fund I, L.P.	Delaware
Asia Power (Private) Limited	Sri Lanka
Atlas Heavy Engineering Pty Ltd	Australia
Bucyrus NHL Mining Equipment Co. Ltd.	China
Cat Rental Tohoku Ltd.	Japan
Caterpillar Institute (Vic-Tas) Pty Ltd	Australia
Caterpillar Trimble Control Technologies LLC	Delaware
Datong Tongbi Machinery Company Limited	China
Energy Technologies Institute LLP	England and Wales
Energyst B.V.	Netherlands
Evercompounds S.p.a.	Italy
FMS Equipment Rentals Inc.	Delaware

Heavy Haul Track Systems Joint Venture	Australia
Intelligent Switchgear Organization LLC	Delaware
IronPlanet Australia Pty Limited	Australia
IRONPLANET, INC.	Delaware
K-Lea Co., Ltd.	Japan
Leading Edge Hydraulic Systems Co., Ltd.	China
M.O.P.E.S.A. Motores Power, S.A.	Mexico
Mitsubishi Caterpillar Forklift America Inc.	Delaware
Mitsubishi Caterpillar Forklift Asia Pte. Ltd.	Singapore
Mitsubishi Caterpillar Forklift Europe B.V.	Netherlands
Nagano Kouki Co., Ltd.	Japan
Nihon Kenki Lease Co., Ltd.	Japan
Polyhose India (Rubber) Private Limited	India
Rapidparts Inc.	Delaware
Rensel Co.	Japan
Rocla Oy	Finland
Servicios Indistriales Technocast, S.A. de C.V.	Mexico
Southern California Material Handling Inc.	Malaysia
Tech Itoh Co., Ltd.	Japan
Technocast, S.A. de C.V.	Mexico
Tri-County Venture Capital Fund I, LLC	Delaware
Turboservices SDN BHD	Malaysia
VirtualSite Solutions LLC	Delaware
Xi’an FC Intelligence Transmission Co., Ltd.	China
Yaita Jusyaryou Co., Ltd.	Japan
Yeep Co.	Japan
Yuchai Remanufacturing Services (Suzhou) Co., Ltd.	China